UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2024

LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)

(952) 368-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LFCR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01    Other Items

On September 11, 2024, Lifecore Biomedical, Inc. (the “Company”) received a notice from the Nasdaq Stock Market, LLC (“Nasdaq”) confirming that the Company has regained compliance with Nasdaq Listing Rule 5250(c) (the “Periodic Filing Rule”), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”), and that the Company has also cured the deficiency under Nasdaq Listing Rule 5620(a) (the “Annual Meeting Rule”), which requires listed companies to hold an annual meeting of stockholders during each fiscal year. The Company filed its Quarterly Reports on Form 10-Q for the quarterly periods ended August 27, 2023, November 29, 2023, and February 25, 2024 with the SEC on August 8, 2024, bringing the Company into compliance with the Periodic Filing Rule, and timely filed its Annual Report on Form 10-K for the year ended May 26, 2024 with the SEC on August 26, 2024. In addition, the Company held is 2024 annual meeting of stockholders on August 15, 2024. With the Company in compliance with the Periodic Filing Rule and having cured its deficiency under the Annual Meeting Rule, Nasdaq has ceased any action to delist the Company’s common stock.

While the Company is now in compliance with the Periodic Filing Rule, Nasdaq has informed the Company that it will be subject to a Mandatory Panel Monitor until September 4, 2025. If, within the monitoring period, the Company again fails to comply with the Periodic Filing Rule, the Company will not be permitted to provide the Nasdaq Staff with a plan of compliance with respect to that deficiency, nor will the Company be afforded a cure period. Instead, upon the Nasdaq Staff issuing a delist determination letter, the Company would then have an opportunity to request a new hearing with the initial Hearing Panel or a newly convened Hearing Panel if the initial Hearing Panel is unavailable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2024

LIFECORE BIOMEDICAL, INC.

By:	/s/ Ryan D. Lake
Ryan D. Lake
Chief Financial Officer